UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2006

VISION BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Alabama	000-50719	63-1230752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Stanford Road Panama City, FL	32405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (251) 967-4212

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

On September 14, 2006, Vision Bancshares, Inc. (“Vision”) and Park National Corporation (“Park”) issued a three joint press releases announcing the execution of a definitive Agreement and Plan of Merger by and between Vision and Park (the “Merger Agreement”), pursuant to which Vision would merge with and into Park (the “Merger”).

A copy of the press releases are attached hereto as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, which Exhibits are incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

Park intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus that will be mailed to the shareholders of Vision in connection with the merger transaction. Investors and shareholders of Vision are urged to read the proxy statement/prospectus when it becomes available because it will contain important information about Park, Vision and the merger transaction. Investors and shareholders of Vision will be able to obtain a copy of the proxy statement/prospectus (when it is available), as well as other filings containing information about Park and Vision, free of charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus, can also be obtained, free of charge, by directing a request to Park National Corporation, 50 North Third Street, P.O. Box 3500, Newark, Ohio 43058-3500, Attention: John W. Kozak, Chief Financial Officer (740.349.3792), or to Vision Bancshares, Inc., 2200 Stanford Rd., Panama City, Florida 32405, Attention: Bill Blackmon, Chief Financial Officer (251.968.1001).

Park and Vision and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Vision in connection with the proposed merger transaction. Information about the directors and executive officers of Park is set forth in the proxy statement for Park’s 2006 annual meeting of shareholders, as filed with the SEC on March 10, 2006. Information about directors and executive officers of Vision and their ownership of Vision common stock is set forth in the proxy statement for Vision’s 2006 annual meeting of shareholders, as filed with the SEC on April 6, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the registration statement on Form S-4, in the proxy statement/prospectus contained therein, and in other relevant materials to be filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of the securities under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

These news releases contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the benefits of the proposed merger between Park and Vision (the “Merger”), such as efficiencies, market profile, product offerings and financial strength, and the competitive ability and position of the combined bank, and other statements identified by words such as “will,” “expected,” “plans,” “approximately”, as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those set forth in the forward-looking statements, including the following: the ability to obtain regulatory approvals and Vision shareholder approval of the merger transaction on the proposed terms and schedule; the possibility that costs or difficulties related to the integration of the businesses of Vision and Park will be greater than expected or that the cost savings and any revenue synergies of the combined banks following the merger transaction may be lower or take longer to realize than expected; disruptions from the merger transaction may make it more difficult to maintain relationships with customers, employees or suppliers; the impact of competition; and other risk factors relating to our industry as detailed from time to time in the reports of Park or Vision filed with the Securities and Exchange Commission (the “SEC”). Park and Vision do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in these news releases.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News release issued jointly by Park National Corporation and Vision Bancshares, Inc. on September 14, 2006.

99.2	News release issued jointly by Park National Corporation and Vision Bank, Panama City, Florida on September 14, 2006.

99.3	News release issued jointly by Park National Corporation and Vision Bank, Gulf Shores Alabama on September 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: September 14, 2006

VISION BANCSHARES. INC.

/s/ William E. Blackmon
By:	William E. Blackmon
Its:	Chief Financial Officer